Exhibit 99.1

 INDEPENDENT BANKCORPORATION2020 Annual Shareholders MeetingApril 21, 2020

   This presentation may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives, or assumptions of future events or performance, may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions, and uncertainties that could cause actual strategies, actions, or results to differ materially from those expressed in them, and are not guarantees of timing, future results, events, or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions, or results, based on management’s current expectations, assumptions, and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Therefore, readers are cautioned not to place undue reliance on such statements. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in capital and credit markets; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Independent Bank Corporation's customers; the implementation of Independent Bank Corporation's strategies and business models; Independent Bank Corporation's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Independent Bank Corporation's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events; changes in accounting standards and the critical nature of Independent Bank Corporation's accounting policies. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2019 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.  2  Cautionary note regarding forward-looking statements

 Welcome and Call to Order – IBC ChairmanVoting upon matters listed in the Company’s 2020 Proxy Statement – IBC ChairmanBusiness Update by IBC President & CEOQuestion and answer session – IBC President & CEO and IBC EVP & CFOAdjournment  3  Today’s Agenda

IBC Board of Directors

4



Michael M. Magee Jr.
Chairman of the Board

- Director Since: 2005
- Former CEO of IBCP and Independent Bank



William J. "Bill" Boer
Lead Director

- Director Since: 2012
- Founder and President of Grey Dunes



Terance L. "Terry" Beia
Director

- Director Since: 2018
- Former Director of Traverse City State Bank



Joan A. Budden
Director

- Director Since: 2015
- President & CEO of Priority Health



Michael J. Cok
Director

- Director Since: 2017
- President of Foremost Insurance Company



Stephen L. Gulis Jr.
Director

- Director Since: 2004
- Former President, Global Operations of Wolverine Worldwide (NYSE: WWW)

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IBC Board of Directors Cont.

5



Christina L. Keller
Director

- Director Since: 2016
- President & CEO of Cascade Engineering



William B. "Brad" Kessel
Director

- Director Since: 2013
- President & CEO of IBCP and Independent Bank



Matthew J. Missad
Director

- Director Since: 2014
- CEO of UFP Industries, Inc. (NASDAQ: UFPI)



Ronia F. Kruse
Director

- Director Since: 2019
- Founder & CEO of OpTech, LLC and OpTech Solutions

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IBC Executive Management Team

6



William B. "Brad" Kessel
President, CEO & Director

- CEO of IBCP and Independent Bank since 2013
- Joined Independent Bank in 1994
- Began career with Crowe Chizek and Company



Stephen A. "Steve" Erickson
EVP & CFO

- Joined Independent in 2019 as EVP and Treasurer
- Previously served as CFO of Midland States Bancorp
- Prior experience with Bear Stearns, Goldman Sachs and Coopers & Lybrand



Stefanie M. Kimball
EVP & Chief Risk Officer

- EVP and Chief Risk Officer since 2012
- Joined the Company in April 2007 as EVP – Commercial
- Previous experience with Comerica for 25 years



Dennis J. "Jim" Mack
EVP – Chief Commercial Lending Officer

- EVP – Commercial Lending since 2012
- Joined the Company in May 2009 as SVP – Credit Administration
- Previous experience with Comerica for 25 years



Larry R. "Russ" Daniel Jr.
EVP – Retail Banking

- Responsible for Retail Banking, Deposit Ops, as well as digital banking strategy
- Joined Independent Bank over 19 years ago
- Previous experience in commercial and retail bank management



Patrick J. Ervin
EVP – Mortgage Banking

- Joined Independent Bank in 2016 as Senior Vice President Mortgage Banking
- 25 years experience in the mortgage area
- Previous experience with Talmer Bank, TCF Bank and Standard Federal Bank

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 2020 Annual Meeting of Shareholders  Secretary for the meeting (Steve Erickson)Record date: February 21, 2020Approximate distribution date of Proxy Statement: March 9, 2020Shares entitled to vote: 22,416,412Determination of quorumVoting on proposals  7

 Proposal #1 - Election of Directors  Terance L. Beia  Stephen L. Gulis, Jr.  William B. Kessel  8

 Proposal #2 - Ratification of Appointment of Independent Auditors  Crowe LLP has served as IBC’s independent registered public accounting firm since 2005Crowe LLP was founded in 1942 and is one of the 10 largest accounting and consulting firms in the U.S.IBC is served primarily by Crowe’s Grand Rapids, Michigan and South Bend, Indiana offices  9

 Proposal #3 - Advisory Vote on Executive Compensation  The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials.  10

 Proposal #4 - Advisory Vote on the Frequency of the Shareholder Advisory Vote on Executive Compensation  The Board has solicited a non-binding advisory vote from our shareholders on how often we include the Advisory Vote on Executive Compensation (Proposal # 3). Options are:Every yearEvery two yearsEvery three yearsWe currently include the Advisory Vote on Executive Compensation every year.  11

   12  INDEPENDENT BANKCORPORATION2020 Annual Shareholders Meeting   Business Update Brad Kessel, President & CEO

Business Continuity Plan Update

13

COVID-19 Update

- When it became apparent that the threat from Coronavirus (COVID-19) could pose a threat to our people and business, we activated our Business Continuity and Crisis Communication Core Teams to take early and decisive action.
- Key actions taken by our teams to date include:
  - ✓ Working with business and consumer customers on temporary payment relief
  - ✓ Providing customers access to US Government stimulus funds and programs (PPP, Main Street Lending, etc.)
  - ✓ Pandemic monitoring and medical updates
  - ✓ Providing the technology, culture, and operational infrastructure for the workforce to work remotely as needed
  - ✓ Testing our remote access technology and support capabilities to ensure that we can meet the needs of our business units
  - ✓ Restricting business travel
  - ✓ Monitoring employee personal travel and potential exposure
  - ✓ Replacing in-person meetings with virtual meetings
  - ✓ Postponing or canceling internal group meetings and events
  - ✓ Closing our branch lobbies, transacting through our drive-thru windows, and meeting customers safely by appointment
  - ✓ Performing additional routine and on-demand sanitization of facilities using enhanced methods
  - ✓ Third-party vendor assurance of uninterrupted services and alternate vendor planning
  - ✓ Frequent and regular communication with management, employees, customers, and partners
  - ✓ Monitoring and responding to changing cyber threats related to this outbreak

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 2019 Highlights  Committed more than $1.7 billion in financing in our marketsInvested nearly $750,000 in sponsorships and donationsOur associates volunteered nearly 20,000 hours of time through individual efforts as well as corporate initiatives like our fifth annual “Making a Difference Day”Recognized by Forbes for the second consecutive year as having the highest customer satisfaction for banks in Michigan  14

  5  Strong Performance & Returns  15  ROA(1) (%)  ROE(1) (%)  Total Shareholder Return  Excluding the impact of the $5.96 million remeasurement of net deferred tax assets in 2017, diluted EPS was $1.22; net income is $26.440 million, ROA is 1.00%; and ROE is 10.10%.

 Track Record of Consistent Growth & Profitability  16  2019 net income and diluted EPS increased 16.6% and 19.0%, respectively, compared to 2018.2019 dividends increased 20% over 2018.Continued improvements in ROAA and ROAE.2019 mortgage loan originations topped $1 billion for only the second time in the Company’s history!    Excluding the impact of the $5.96 million remeasurement of net deferred tax assets in 2017, diluted EPS was $1.22; net income is $26.440 million, ROA is 1.00%; and ROE is 10.10%.

  6  2019 Full Year Financial Highlights  Income Statement16.6% and 19.0% increases in net income and diluted earnings per share (EPS), respectively, in 2019 compared to 2018. Net interest income of $122.6 million, up $9.3 million, or 8.2%, from 2018.Net gain on mortgage loans of $20.0 million, up $9.4 million, or 88.5%, from 2018.$0.8 million loan loss provision expense in 2019 versus $1.5 million in 2018. Recorded loan net recoveries of $0.4 million and $0.8 million in 2019 and 2018, respectively.Balance Sheet/CapitalTotal assets grew to $3.56 billion at 12/31/19, up $211.4 million, or 6.3%, from 2018. Total portfolio loans grew to $2.73 billion at 12/31/19, up $142.5 million, or 5.5%, from 2018. Deposits grew to $3.04 billion at 12/31/19, up $123.3 million, or 4.2%, from 2018. Repurchased 1,204,688 shares at an average cost of $21.82 per share during 2019.TBV per share increased to $14.08 at 12/31/19, or 9.1%, from $12.90 at 12/31/18.Tangible common equity/assets was 8.96%, in targeted range of 8.50% to 9.00%.  17

Marketplace – Accelerating Rate of Change

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- Increasing Competition – Traditional and Fintech
- Global markets offer opportunities and challenges
- Some regulatory relief, but still costly and complex
- Improving the customer experience with digital solutions:
  - Person to person payments through Zelle
  - Online chat for customer service
  - Personal financial management tools through the our mobile app
  - Electronic signature capability

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2020 Vision – Blending People With Technology

19

Growth

- **Improve net interest income** via balanced loan growth, disciplined risk adjusted loan pricing and active management of deposit pricing.
- **Innovative and targeted customer acquisition**, retention and cross sales strategies leveraging data analytics, inside sales staff, and intra-company referrals with strategic business unit partners.
- Add new customers and grow revenue through **outbound calling**.
- Add new customers and grow revenue through the **addition of new talented sales professionals** in our existing markets.
- **Supplement our organic growth initiatives** via **selective and opportunistic bank acquisitions** and branch acquisitions.

Process Improvement & Cost Controls

- **Completion of core data processing provider contract**.
- **On-going branch optimization**: including assessing existing locations; new locations; service hours; staffing; workflow; and our leveraging of existing technology.
- **Modernize branch delivery technology/systems**.
- **Expand Digital Branch (Call Center) services**.
- All business lines and departments: **streamline/automate operating processes and workflows**
- Build/enhance dashboard reporting and business intelligence.

Talent Management

- We recognize that the **path to organizational success is through the success of each and every one of our team members**. Accordingly we encourage and support the professional development of our colleagues through our IB Leadership Program, mentoring and other initiatives.
- We are passionate about our desire to ensure that our **team members are empowered** and supported in a way that will best position them **to serve our customers**.
- We believe that if we are **committed to the well-being of our team members**, and recognize and reward their contributions, they will ensure our success.

Risk Management

- Maintain strong, **high quality, capital levels** – augmented by **consistent earnings**.
- Maintain **excellent asset quality** and strong proactive monitoring.
- Active liquidity and **interest rate risk monitoring** and management.
- Strong, independent and collaborative risk management, utilizing 3 layers of defense (business unit, risk management and internal audit).
- Effective operational controls with special **emphasis on cyber security, fraud prevention, regulatory compliance, crisis communications and business continuity plan**.
- Effective working **relationships with banking regulators and other key outside oversight partners.**

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20  Question and Answer Session Brad Kessel, President & CEO Steve Erickson, Chief Financial Officer  INDEPENDENT BANKCORPORATION2020 Annual Shareholders Meeting

 Independent Bank Corporation2020 Annual Shareholders Meeting  Voting ResultsShares entitled to vote: 22,416,412Proposal #1 – Election of DirectorsProposal #2 – Ratification of AuditorsProposal #3 – Advisory (Non-Binding) Vote on Executive CompensationProposal #4 – Advisory (Non-Binding) Vote on Frequency of a Shareholder Advisory Vote on Executive Compensation  21

 Closing RemarksThank you for attending!NASDAQ: IBCP  22  Independent Bank Corporation2020 Annual Shareholders Meeting